                                                                   Exhibit 10.37
                                                                   -------------

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of May
                                               ---------
11, 1999 (the "Effective Date") and entered into by and between VIDEO UPDATE,
               --------------
INC., a Delaware corporation (the "Company"), and Ingram Entertainment Inc. or
                                   -------
any permitted transferee of the Warrant or shares of common stock issued upon exercise of the Warrant (the "Purchaser"). Unless otherwise provided in this
                              ---------
Agreement, capitalized terms used herein shall have the meanings set forth in the Warrant.

     WHEREAS, the Company has issued the Warrant, dated May 11, 1999 (the "Warrant") to the Purchaser; and

     WHEREAS, the execution and delivery of this Agreement is required by the Purchaser in connection with the Warrant.

     NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

          SECTION 1.  Registration on Request.
                      -----------------------

          (a)  Registration on Request.  (i)  At any time and from time to time
               -----------------------
after December 31, 1999, upon the request of the Purchaser for a registration of Registrable Securities the anticipated gross proceeds of which equals or exceeds $1,000,000, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company, in accordance with the provisions of Section 4 hereof, will use its best efforts to effect the registration under the Securities Act of

               (A) the Registrable Securities which the Company has been so requested to register for disposition in accordance with the intended method or methods of disposition stated in such request, and

               (B) all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company within 20 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered. The Company shall not be required to effect more than two registrations pursuant to this Section 1 (each, a "Demand Registration") and, in
                                                   -------------------
any event, not more than one such Demand Registration within any six-month period.

               (ii)   Effective Registration Statement.  A registration
                      --------------------------------
     requested pursuant to this Section 1 shall not be deemed to be effected (A) if a registration statement with respect thereto shall not have become effective, or (B) if, after it has become effective, such registration is interfered with for any reason by any stop order, injunction or other order or requirement of the Securities and Exchange Commission (the "Commission") or any other governmental agency or any court, and the result of such interference is to prevent the holders of Registrable Securities to be sold thereunder from disposing thereof in accordance with the intended methods of disposition, or (C) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with any underwritten registration shall not be satisfied or waived with the consent of the underwriters of such Registrable Securities that were to have been sold thereunder, other than as a result of any breach by any such holder of its obligations thereunder or hereunder.

               (iii)  Registration Statement Form.  Registrations under this
                      ---------------------------
     Section 1 shall be on such appropriate registration form of the Commission as shall be selected by the Company and as shall permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition specified in the request of the holders of Registrable Securities being registered for such registration. The Company agrees to include in any such registration statement all information which the holders of Registrable Securities being registered shall reasonably request.

               (iv)   Selection of Underwriters.  If a requested registration
                      -------------------------
     pursuant to this Section 1 involves an underwritten offering, the managing underwriter or underwriters shall be selected by the Company in its sole discretion.

               (v)    Priority in Requested Registrations.  If a requested
                      -----------------------------------
     registration pursuant to this Section 1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each Person requesting registration of Registrable Securities) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included therein, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, first all Priority Securities (as hereinafter defined) requested to be included (to the extent described in the last sentence of this clause (v)) and then pro rata among the
                                                       --- ----
     holders of Registrable Securities requesting inclusion therein in accordance with the number of securities requested to be included in such registration by each such holder; provided, that if, as a result of the
                                       --------
     preceding clause or the last sentence of this clause (v), the number of Registrable Securities registered and sold on behalf of holders of Registrable Securities in any registration requested pursuant to this
     Section 1 is less than 80% of the Registrable Securities as to which such holders requested registration pursuant to this Section 1, then such registration shall be deemed to be a registration under Section 2 hereof and not under Section 1 hereof. To the extent that any of the holders listed on Schedule A (collectively, "Priority Holders") request
                       ----------                 ----------------
     registration of any of the shares of common stock held by them on the date hereof and identified on Schedule A (collectively, the "Priority
                              ----------                     --------
     Securities")), the Priority Securities shall, but only to the extent the
     ----------
     registration rights of such holders as in effect the date hereof so require, be first included in the proposed registration prior to the inclusion of any Registrable Securities.

               SECTION 2.  Piggyback Registrations.
                           ------------------------

               (a)  Right to Piggyback.  Whenever the Company proposes to
                    ------------------
register any of its equity securities under the Securities Act (other than pursuant to a transaction described in Rule 145 of the Securities Act or on Form S-8), whether or not for sale for its own account, the Company will each time give prompt written confidential notice of such proposed filing to the Purchaser or any other holder of the Warrant ("Holders") (i) in all cases at least 20 days before the anticipated filing date and (ii) in the case of a proposed registration in connection with the exercise of any demand registration rights (other than the demand registration rights under Section 1) within five (5) Business Days after the Company receives notice of such demand. Such notice shall offer such Holders the opportunity to register such amount of Registrable Securities as they shall request (a "Piggyback Registration"). Subject to
                                     ----------------------
Sections 3(b) and 3(c) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after such notice has been given by the Company to the Holders. If the Registration Statement relating to the Piggyback Registration is to cover an underwritten offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. The Holders shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective time of such Piggyback Registration.

               (b)  Priority on Primary Registrations.  If a Piggyback
                    ---------------------------------
Registration is an underwritten primary registration on behalf of the Company by or through one or more underwriters of recognized standing and the managing underwriters thereof advise the Company in writing that in their good faith judgment the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, then the Company will include in the Registration Statement relating to such registration (i) first, the securities the Company proposes to sell, (ii) second, the Priority Securities (but only to the extent the registration rights of such holders as in effect on the date hereof so require) and the Registrable Securities (but only to the extent the registration rights of the holders of the Priority Securities permit the Registrable Securities to be included) requested to be included in such registration by the holders thereof, reduced, if necessary, on a pro rata basis, based on the number of shares owned by each such Holder, and (iii) third, if no Registrable Securities had to be excluded pursuant to this Section 2(b), securities other than Registrable Securities requested to be included in such registration, reduced, if necessary, on a pro rata basis, based on the amount of such other securities owned by such other holders; provided, that if such
                                                   --------
registration contemplates an "over-allotment option" on the part of underwriters, to the extent such over-allotment option is exercised and Holders were excluded from registering any Registrable Securities pursuant to the priority provisions of Section 2(b) or 2(c), then the over-allotment option shall be exercised with respect to such Registrable Securities to the extent of such exclusion, subject to the provisions of Section 2(b)(ii).

          (c)  Priority on Secondary Registrations.  If a Piggyback
               -----------------------------------
Registration is an underwritten secondary registration on behalf of any holders of the Company's securities, by or through one or more underwriters of recognized standing and the managing underwriters advise the Company in writing that in their good faith judgment the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, the Company will include in such registration, (i) first, the Priority Securities (but only to the extent the registration rights of such holders as in effect on the date hereof so require) and the Registrable Securities (but only to the extent the registration rights of the holders of the Priority Securities permit the Registrable Securities to be included) requested to be included in such registration by the Holders thereof, reduced, if necessary, on a pro rata basis, based on the number of shares owned by any other Holder and (ii) second, the securities owned by such other holders.

          SECTION 3.  Holdback Agreements.
                      -------------------

          Restrictions on Public Sale by Holders of Registrable Securities.
          ----------------------------------------------------------------
Each Holder agrees, if so requested by the managing underwriter of an underwritten registration effected pursuant to Section 1 or 2 hereof in which such Holder is selling Registrable Securities, not to effect any public sale or distribution of any securities of the Company of the same class as the securities included in such underwritten registration, during the fourteen (14) days prior to the effective date of such registration and until the earlier of
(i) the end of the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration, unless the underwriters managing the registered public offering otherwise agree) and (ii) the abandonment of such offering. Notwithstanding the preceding sentence, a Holder may sell any or all of its Registrable Securities in a private sale, provided that such sale is not to a direct competitor of the Company, as set forth on Schedule B hereto.

          None of the foregoing provisions of this Section 3 shall apply to any Holder if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, that any such Holder shall
                                  --------
undertake not to effect any public sale or distribution of the applicable class of Registrable Securities unless it has provided 45 days' prior written notice of such sale or distribution to the underwriter or underwriters.

          SECTION 4.  Registration Procedures.  Whenever the Company is required
                      -----------------------
to register Registrable Securities pursuant to Section 1 or 2 hereof, the Company will use its reasonable best efforts to effect the registration to permit the sale of such Registrable

Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities as prescribed by Section 1 or 2 on a form available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof and use its reasonable best efforts to cause each such Registration Statement to become and remain effective until all such Registrable Securities are sold by the Holders thereof; provided, however, that before
                                            --------  -------
filing a Registration Statement, the Company will furnish to the Holders of the Registrable Securities covered by such Registration Statement, the underwriters, if any, and any attorney, accountant or other agent retained by any such Holder of Registrable Securities or underwriters (i) copies of all such documents proposed to be filed, which documents will be subject to the review and comment of such Holders, their counsel and underwriters, if any, and (ii) if requested, financial and other information required by the Commission to be included in such Registration Statement and all financial and other records, pertinent corporate documents and properties of the Company customarily reviewed in connection with an underwritten registration; and shall cause the officers, directors and employees of the Company, counsel to the Company and independent certified public accountants of the Company, to respond to such reasonable inquiries and supply all information, as shall be reasonably necessary, in the opinion of respective counsel to such Holders and underwriters, to conduct a reasonable investigation within the meaning of the Securities Act, and will not file any Registration Statement to which the holders of at least a majority of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object;

          (b) prepare and file with the Commission such amendments, post-effective amendments and prospectus supplements to such Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement and take no action that results in the selling Holder of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period;

          (c) furnish to each selling Holder of Registrable Securities covered by a registration statement and to each underwriter, if any, such number of copies of such registration statement, each amendment and post-effective amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus and any supplement to such prospectus and any other prospectus filed under Rule 424 of the Securities Act), in each case including all exhibits, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller or to be disposed of by such underwriter (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

          (d) use its reasonable best efforts to register or qualify and, if applicable, to cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, the securities to be included in a Registration Statement for offer and sale under the securities or blue sky laws of such jurisdictions within the United States of America as any selling Holder or managing underwriters (if any) shall reasonably request, to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the securities covered by the applicable Registration Statement; provided, that the Company will not be required to (i) qualify
           --------
generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or (ii) consent to general service of process in any such jurisdiction;

          (e) cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class as the Registrable Securities are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its reasonable best efforts to secure designation of all such Registrable Securities covered by such Registration Statement as a NASDAQ Security within the meaning of Rule 11Aa3-l under the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to use its reasonable best efforts to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (f) provide a transfer agent and registrar for all such Registrable Securities and a CUSIP number for all such Registrable Securities not later than the effective date of such Registration Statement;

          (g) comply with all applicable rules and regulations of the Commission, and make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (or in each case within such extended period of time as may be permitted by the Commission for filing the applicable report with the Commission) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering or (ii) if not sold to underwriters in such an offering, commencing on the first day of the fiscal quarter of the Company after the effective date of a Registration Statement, which earnings statement shall cover said 12-month periods;

          (h) permit any Holder which, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

          (i) use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the securities included therein for sale in any jurisdiction within the United States of America, and, in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending the qualification of any securities included in such Registration Statement for sale in any jurisdiction within the United States of America, the Company will use its best efforts promptly to obtain the withdrawal of such order at the earliest possible moment;

          (j) if the piggyback or requested registration is an underwritten registration, obtain "cold comfort" letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsel to the selling Holders of Registrable Securities) from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, if any, and each selling Holder of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as the underwriters, if any, or the Holders of a majority of the Registrable Securities being sold may reasonably request;

          (k) obtain opinions of independent counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and not objected to by the Holders of a majority of the Registrable Securities being sold), addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions of issuer's counsel requested in underwritten offerings, such as the effectiveness of the Registration Statement and such other matters as may be reasonably requested by such counsel and underwriters, if any;

          (l) promptly (but in any event, within five business days) notify the selling Holders of Registrable Securities, their counsel and the managing underwriters, if any, and confirm such notice in writing,

               (i) when a prospectus or any supplement or post-effective amendment to such prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment thereto, when the same has become effective,

               (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related prospectus or for additional information,

               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any prospectus or the initiation of any proceedings by any Person for that purpose,

               (iv) if at any time the representations and warranties of the Company contemplated by clause (i) of paragraph (q) below cease to be true and correct in any respect,

               (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale under the securities or blue sky laws of any jurisdiction, or the contemplation, initiation or threatening, of any proceeding for such purpose,

               (vi) of the happening of any event that makes any statement made in such Registration Statement untrue in any material respect or that requires the making of any changes in such Registration Statement so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of any prospectus), not misleading, and

              (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;

          (m) if requested by the managing underwriters, if any, or a Holder of Registrable Securities being sold, promptly incorporate in a prospectus, supplement or post-effective amendment such information as the managing underwriters, if any, and the Holders of a majority of the Registrable Securities being sold reasonably request to be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and make all required filings of such prospectus, supplement or post-effective amendment promptly following notification of the matters to be incorporated in such supplement or post-effective amendment;

          (n) furnish to each selling Holder of Registrable Securities and the managing underwriter, without charge, at least one signed copy of the Registration Statement;

          (o) cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities not bearing any restrictive legends and in a form eligible for deposit with The Depository Trust Company to be sold and cause such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or holder of Registrable Securities may request at least three business days prior to any sale of Registrable Securities to the underwriters;

          (p) as promptly as practicable upon the occurrence of any event contemplated by clause (vi) of paragraph (l) above, prepare a supplement or post-effective amendment to the Registration Statement, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold hereunder, the prospectus will not contain an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or prospectus or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (q) enter into such agreements (including underwriting agreements in customary form, scope and substance) and take all such other actions in connection therewith as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

               (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and the Registration Statement, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same, if and when requested;

               (ii) if an underwriting agreement is entered into, cause the same to include the indemnification and contribution provisions and procedures substantially similar to (and no less favorable to the selling Holders of Registrable Securities and the underwriters than) those contained in Section 6 hereof with respect to all parties to be indemnified pursuant to said Section (or, with respect to the indemnification of such underwriters, such similar indemnification and contribution provisions as such underwriters shall customarily require); and

               (iii) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold and managing underwriters, if any, to evidence compliance with clause (i) above and with any conditions contained in the underwriting agreement or other similar agreement entered into by the Company, it being understood that the above shall be done at each closing under such underwriting or similar agreement or as and to the extent otherwise reasonably requested by the holders of a majority of the Registrable Securities being sold;

          (r) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

          (s) use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by the Registration Statement contemplated hereby.

          Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 4(l)(ii), (iii), (v), (vi) or (vii), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement until such Holder's receipt of the copies of the supplemented or amended Registration Statement contemplated by Section 4(p) or until it is advised in writing (the "Advice") by the Company that the use of the
                                     ------
applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice, the time periods mentioned in Section 1 hereof shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement receives (x) the copies of the supplemented or amended prospectus contemplated by Section 4(p) hereof or (y) the Advice, as the case may be.

          SECTION 5.  Registration Expenses.
                      ---------------------

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation (i) all registration, filing fees and expenses (including fees with respect to filings made with NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter", as may be required by the rules and regulations of the NASD), (ii) fees and expenses of the Company's compliance with securities or blue sky laws (including reasonable fees and disbursements of one (1) counsel for the underwriters or selling shareholders in connection with blue sky qualifications of the Registrable Securities and determinations of their eligibility for investment under the laws of such jurisdiction as the managing underwriters or Holders of a majority of the Registrable Securities being sold may designate), (iii) printing expenses (including printing certificates for the Registrable Securities to be sold and the Registration Statements), messenger and delivery expenses, duplication, word processing, and telephone expenses, (iv) fees and disbursements of counsel for the Company, and
(v) fees and disbursements of all independent certified public accountants of the Company incurred in connection with such registration (including the expenses of any special audit and "cold comfort" letters incident to such registration), underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities) and other persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be
                                                ---------------------
borne by the Company regardless of whether a Registration Statement becomes effective.

          (b) To the extent any expenses of registration are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those expenses allocable to the registration of such holder's securities so included, and any expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          SECTION 6.  Indemnification.
                      ---------------

          (a)  Indemnification by the Company.  The Company agrees to indemnify,
               ------------------------------
to the fullest extent permitted by law, each Holder, each affiliate of a Holder and each officer, director, employee, counsel, agent or representative of such Holder and its affiliates and each Person who controls any such Person (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) against, and hold it and them harmless from, all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees and disbursements) and expenses, including expenses of investigation (collectively, "Losses") arising out of, caused by or based upon
                              ------
any untrue or alleged untrue statement of material fact contained in any Registration Statement, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (a "Misstatement/Omission"), except that the Company shall not be
               ---------------------
liable (i) insofar as such Misstatement/Omission is based upon and in conformity with information furnished in writing to the Company by a Holder expressly for use therein and (ii) to the extent that any such claim arises out of or is based upon a Misstatement/Omission made in any preliminary prospectus, (x) to the extent such Misstatement/Omission is corrected in the final prospectus and (y) having previously been timely furnished by or on behalf of the Company with sufficient copies of the final prospectus, such indemnified Person thereafter fails to deliver such prospectus prior to or concurrently with the sale to the Person who purchased a Registrable Security from such indemnified Person and who is asserting such claim. In connection with an underwritten offering, the Company will indemnify such underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriters to the same extent as provided above with respect to the indemnification of the Holders. This indemnity shall be in addition to any other indemnification arrangements to which the Company may otherwise be party.

          (b)  Indemnification by Holders.  In connection with any Registration
               --------------------------
Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such powers of attorney, custody agreements and letters of direction and other information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement, and each such Holder agrees to indemnify, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) against, and hold it and them harmless from, any Losses resulting from any Misstatement/Omission, but only to the extent that such Misstatement/Omission is based upon and in conformity with information furnished in writing by such Holder expressly for use in such Registration Statement; provided, that the obligation to indemnify will be individual (several and not joint) to each Holder and will be limited to the net amount of proceeds (net of payment of all expenses) received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement giving rise to such indemnification obligation.

          (c) In case any action, claim or proceeding shall be brought against any Person entitled to indemnification hereunder, such indemnified party shall promptly notify each indemnifying party in writing, and such indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses incurred in connection with the defense thereof. The failure to so notify such indemnifying party shall not affect any obligation it may have to any indemnified party under this Agreement or otherwise except to the extent that (as finally determined by a court of competent jurisdiction (which determination is not subject to review or appeal)) such failure materially and adversely prejudiced such indemnifying party. Each indemnified party shall have the right to employ separate counsel in such action, claim or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of each indemnified party unless: (i) such indemnifying party has agreed to pay such expenses; (ii) such indemnifying party has failed promptly to assume the defense and employ counsel reasonably satisfactory to such indemnified party; or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and such indemnifying party or an affiliate or controlling person of such indemnifying party, and such indemnified party shall have been advised in writing by counsel that either (x) there may be one or more legal defenses available to it which are different from or in addition to those available to such indemnifying party or such affiliate or controlling person or (y) a conflict of interest may exist if such counsel represents such indemnified party and such indemnifying party or its affiliate or controlling person; provided,
                                                                    --------
however, that such indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be responsible hereunder for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel), which counsel shall be designated by such indemnified party.

          No indemnified party shall be liable for any settlement effected without its written consent. Each indemnifying party agrees, jointly and severally, that it will not, without the indemnified party's prior written consent, consent to entry of any judgment or settle or compromise any pending or threatened, claim, action or proceeding in respect of which indemnification or contribution may be sought hereunder unless the foregoing contains an unconditional release, in form and substance reasonably satisfactory to the indemnified parties, of the indemnified parties from all liability and obligation arising therefrom.

          (d) The indemnifying party's liability to any such indemnified party hereunder shall not be extinguished solely because any other indemnified party is not entitled to indemnity hereunder.

          (e) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party, and will survive the transfer of securities.

          (f)  Contribution.  If the indemnification provided for in this
               ------------
Section 6 is unavailable to, or insufficient to hold harmless, an indemnified party under Section 6(a) or Section 6(b) above in respect of any Losses referred to in such Sections, then each applicable indemnifying party shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Holder, on the other, in connection with the Misstatement/Omission which resulted in such Losses, taking into account any other relevant equitable considerations. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c) above, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation, lawsuit or legal or administrative action or proceeding.

          The relative fault of the Company, on the one hand, and of the Holder, on the other, shall be determined by reference to, among other things, whether the relevant Misstatement/Omission relates to information supplied by the Company or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Misstatement/Omission.

          The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 6(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 6(f), a Holder shall not be required to contribute any amount in excess of the amount by which (i) the amount (net of payment of all expenses) at which the securities that were sold by such Holder and distributed to the public were offered to the public exceeds (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such Misstatement/Omission.

          No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the indemnifying parties may have to the indemnified parties.

          SECTION 7.  Rules 144 and 144A.
                      ------------------

          The Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 and Rule 144A under the Securities Act, as such Rules may be amended from time to, time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with the filing requirements of this Section 6.

          SECTION 8.  (a)  Limitation on Obligations to Register.
                           ------------------------------------
Anything in this Agreement to the contrary notwithstanding:

               (i) The Company may defer the filing of any registration statement one time if (i) the Company is engaged in active negotiations with respect to the acquisition of a "significant subsidiary" as defined in Regulation S-X of the Commission which would in the opinion of counsel for the Company be required to be disclosed in the proposed filing; (ii) in the opinion of counsel for the Company, the proposed filing would require the inclusion therein of audited financial statements other than those in respect of the Company's most recently ended full fiscal year and any preceding full fiscal year, and the Company may then, at its option, delay the imposition of its obligations pursuant to this Agreement hereof until the earlier of (A) the conclusion or termination of such negotiations, or the date of availability of such audited financial statements, whichever is applicable, or (B) 120 days from the date of the registration request, or (iii) the proposed filing would be made within 180 days from the date of effectiveness of any registration statement that could have included the Registrable Securities.

          (b)  Participation in Underwritten Registrations.  No Person may
               -------------------------------------------
participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) timely completes and executes all questionnaires, powers of attorney, customary indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no Holder included in any underwritten
                           --------
registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution.

          SECTION 9.  Definitions.
                      -----------

          "Commission" means the Securities and Exchange Commission or any other
           ----------
Federal agency at the time administering the Securities Act.

          "Common Stock" means the Company's Class A Common Stock, par value
           ------------
$.01 per share, or any other shares of capital stock or other securities of the Company into which such shares of Common Stock shall be reclassified or changed, including, by reason of a merger, consolidation, reorganization or recapitalization. If the Common Stock has been so reclassified or changed, or if the Company pays a dividend or makes a distribution on the Common Stock in shares of capital stock, or subdivides (or combines) its outstanding shares of Common Stock into a greater (or smaller) number of shares of Common Stock, a share of Common Stock shall be deemed to be such number of shares of stock and amount of other securities to which a holder of a share of Common Stock outstanding immediately prior to such change, reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
from time to time, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "NASD" means the National Association of Securities Dealers, Inc.
           ----

          "Person" means any natural person, corporation, partnership, firm,
           ------
association, trust, government, governmental agency, limited liability company or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Registrable Securities" means (i) any of the shares of Common Stock
           ----------------------
issuable upon the exercise of the Warrant and (ii) any securities issued or issuable with respect to such Common Stock referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or otherwise. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or are eligible to be sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act or any successor rule. For purposes of this Agreement, a Person will be deemed to be a "Holder" whenever such Person
(x) has acquired such Registrable Securities or (y) has the right to acquire directly such Registrable Securities upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right, whether or not such acquisition has actually been effected (any such Person, a "Holder").

          "Registration Statement" means any registration statement under the
           ----------------------
Securities Act of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related prospectus, all amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time, or any similar Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

          "Warrant" shall mean and include the Warrant.
           -------

          Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Warrant.

          SECTION 10.  Miscellaneous.
                       -------------

          (a)  Remedies. The parties hereto agree and acknowledge that money
               ---------
damages may not be an adequate remedy for any breach of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance or injunctive relief that a remedy at law would be adequate. Accordingly, any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (b)  Amendments and Waivers.  Except as otherwise provided herein, the
               ----------------------
provisions of this Agreement, including the provisions of this sentence, may be amended, modified, supplemented or waived with the prior written consent of the Company and the Holder or the Holders of a majority of the Registrable Securities.

          (c)  Successors and Assigns.  All covenants and agreements in this
               ----------------------
Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Purchaser or Holders are also for the benefit of, and enforceable by, any subsequent Holder of Registrable Securities. Notwithstanding any other provision hereof, no Holder may assign or transfer this Agreement nor any rights hereunder to any Person or entity that directly competes with the business of the Company, as set forth on Schedule B hereto.

          (d)  Severability.  In the event that any one or more of the
               ------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          (e)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, any one of which need not contain the signatures of more than one party, but each of which when so executed shall be deemed to be an original and all such counterparts taken together shall constitute one and the same Agreement.

          (f)  Descriptive Headings: Interpretation.  The descriptive headings
               ------------------------------------
of this Agreement are inserted for convenience of reference only and shall not limit or otherwise affect the meaning hereof. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

          (g)  Notices.  All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable air courier guaranteeing overnight delivery (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid or sent by facsimile. Such notices, demands and other communications shall be sent to the Purchaser at the address indicated below the Purchaser's name on the signature pages hereto and to the Company at the address indicated below:

          Video Update
          3100 World Trade Center
          30 East Seventh Street
          St. Paul, MN 55101

          Attention:  Daniel A. Potter,
          Chairman and Chief Executive Officer
          Tel: (612) 222-0006
          Fax:(612) 229-9661

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party, Any notice, demand or other communication given hereunder will be deemed to have been given as of the date so delivered; as of the first business day after being delivered to an overnight air courier guaranteeing overnight delivery; on the fifth business day after being mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; as the case may be.

          (h)  Governing Law: Submission to Jurisdiction.  This Agreement shall
               -----------------------------------------
be governed by and construed in accordance with the internal laws of the State of Delaware Each of the Company and each Holder hereby irrevocably submits to the jurisdiction of any state or federal Delaware court in respect of any suit, action or proceeding arising out of or relating to this Agreement and the Registrable Securities, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. Each of the Company and each Holder irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Nothing herein shall affect the right of any Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

          (i)  Entire Agreement.  This Agreement is intended by the parties as a
               ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (j)  Attorneys' Fees.  In any action or proceeding brought to enforce
               ---------------
any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          (k)  No Inconsistent Agreements.  The Company will not hereafter enter
               --------------------------
into any agreement with respect to its securities which is inconsistent with, adversely affects or violates the rights granted to the Holders in this Agreement. The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person other than as set forth in Schedule A attached hereto.

          (l)  Certain Restrictions.  The Company will not, without the consent
               --------------------
of the Holders representing at least a majority of all Registrable Shares issued and on the date of determination, permit any amendment to the Company's Certificate of Incorporation or By-laws, if such amendment would alter the powers, preferences or special rights of the shares of any class of capital stock of the Company so as to affect the Registrable Shares adversely in any material respect.

     IN WITNESS WHEREOF the parties hereto have or have caused this Registration Agreement to be duly executed as of the date first above written.

                                    VIDEO UPDATE, INC.

                                    By:/s/ Daniel A. Potter (CEO)
                                       --------------------------
                                    Name:  Daniel A. Potter
                                    Title: Chairman and Chief Executive Officer

                                    INGRAM ENTERTAINMENT INC.


                                    By:/s/ W. Donnie Daniel
                                       --------------------
                                    Name: W. Donnie Daniel
                                    Title: Senior Vice President

                 SCHEDULE A: PRIORITY HOLDERS/PRIORITY SECURITIES
                 ------------------------------------------------

1. Registration rights assumed under any registration rights or similar agreement of Moovies, Inc., acquired by the Company in March 1998.

2. Registration rights relating to 50,000 shares of Class A Common Stock issued in connection with the Company's acquisition of Video View, in January 1997.

3. Registration rights relating to 25,000 shares Class A Common Stock issued in connection with the Company's acquisition of Video Warehouse, in January 1997.

4. Registration rights relating to 11,500 shares Class A Common Stock issued in connection with the Company's acquisition of Tigre Holdings in March 1997.

5. Registration rights relating to 50,000 shares Class A Common Stock issued in connection with the Company's acquisition of Superior Video, in April 1997.

6. Registration rights relating to the Unit Purchase Options granted by the Company to D.H. Blair Investment Banking Corp. and its designees on July 27, 1994.

7. Registration Rights relating to the Unit Purchase Options granted by the Company to D.H. Blair Investment Corp. and its designees on April 17, 1995.

8. Registration of Warrants issued pursuant to the Warrant Agreement between the Company, American Stock Transfer & Trust Company and D.H. Blair Investment Banking Corp., dated as of July 20, 1994.

9. All warrants and underlying securities issued in connection with the Credit Agreement among the Company, certain lenders and Banque Paribas, as Agent, dated March 6, 1998, as amended

                      SCHEDULE B: COMPETITORS OF THE COMPANY
                      --------------------------------------


     The proposed transferee or assignee of Holder must represent and warrant to both Holder and the Company that he/she/it is not one of the following entities, a subsidiary or affiliate (as defined in Rule 144 promulgated under the Securities Act of 1933, as amended) thereof, or a holder of a minimum of 25% of the outstanding stock thereof, for purposes of Sections 3 and 10(c) of this
Agreement:

     1.  Blockbuster, Inc.
     2.  Viacom, Inc.
     3.  Hollywood Entertainment Corporation
     4.  West Coast Entertainment Corporation
     5.  Video City, Inc.
     6.  Hastings Entertainment, Inc.
     7.  Movie Gallery, Inc.
     8.  Rentrak Corporation

                                     -20-